                                                                      Exhibit 21



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              S1 SUBSIDIARIES                              STATE/JURISDICTION OF INCORPORATION
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
S1, Inc                                                 Kentucky Corporation
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S1 Holdings, LLC                                        Delaware LLC
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S1 Hosting Services Ltd.                                UK Corporation
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Davidge Data Systems Corp.                              New York Corporation
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Edify Holding Company, Inc.                             Delaware Corporation
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Edify Corporation                                       Delaware Corporation
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Edify EMEA Ltd.                                         UK Corporation
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Q-UP Systems, Inc.                                      Texas Corporation
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Temple Acquisition Corporation                          Delaware Corporation
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S1 Europe Holdings C.V.A.                               Belgium Corporation
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FICS Group N.V.                                         Belgium Corporation
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FICS Australia PTY                                      Australia Corporation
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FICS Spain SL                                           Spain Corporation
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S1 Belgium N.V.                                         Belgium Corporation
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S1 France SARL                                          France Corporation
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S1 Luxembourg SA                                        Luxembourg Corporation
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S1 Netherlands B.V.                                     Netherlands Corporation
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S1 Singapore PTY                                        Singapore Corporation
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S1 UK Ltd.                                              UK Corporation
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Write! Belgium N.V.                                     Belgium Corporation
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S1 Group Holdings BVBA                                  Belgium Corporation
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S1 Europe NV                                            Belgium Corporation
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OSII S.A.                                               France Corporation
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